                                                             Exhibit 10.50 (1-2)
                                FIRST AMENDMENT

                                       TO

                      AMD SAXONIA WAFER PURCHASE AGREEMENT


THIS FIRST AMENDMENT (this "Amendment"), dated as of February 6, 1998, is made
                            ---------
between AMD SAXONY HOLDING GMBH, Dresden, registered in the Commercial Register of the Dresden County Court, HRB 13931 ("AMD Holding"), and AMD SAXONY
                                         -----------
MANUFACTURING GMBH, Dresden, registered in the Commercial Register of the Dresden County Court, HRB 13186 ("AMD Saxonia").
                                  -----------

                              W I T N E S S E T H
                              - - - - - - - - - -

WHEREAS, AMD Saxonia is a wholly-owned Subsidiary (such and other capitalized terms having the meaning assigned thereto in Section 1.1 of this Amendment) of
                                             -----------
AMD Holding, which is, in turn, a wholly-owned Subsidiary of Advanced Micro Devices, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America ("AMD Inc."), and has been formed for the
                                        --------
purpose of constructing, owning, and operating (i) the Plant and (ii) the integrated Design Center;

WHEREAS, AMD Holding and AMD Inc. have entered into the AMD Holding Wafer Purchase Agreement dated as of March 11, 1997 (the "AMD Holding Wafer Purchase
                                                    --------------------------
Agreement"), pursuant to which, among other things, AMD Inc. has agreed to
---------
purchase from AMD Holding, and AMD Holding has agreed to supply on an exclusive basis to AMD Inc., all Wafers as are ordered from time to time by AMD Inc. from AMD Holding, in each case on the terms and conditions of the AMD Holding Wafer Purchase Agreement;

WHEREAS, AMD Holding and AMD Saxonia have entered into the AMD Saxonia Wafer Purchase Agreement dated as of March 11, 1997 (the "AMD Saxonia Wafer Purchase
                                                    --------------------------
Agreement"), pursuant to which AMD Holding has obtained the exclusive right to
---------
purchase Wafers from AMD Saxonia, and AMD Saxonia has agreed, on such exclusive basis, to manufacture and sell Wafers to AMD Holding, (in each case on the terms and conditions of the AMD Saxonia Wafer Purchase Agreement); and

WHEREAS, AMD Saxonia is planning to make certain changes in the technology to be installed in the Plant which will change the capacity of the Plant to manufacture Wafers, and AMD Saxonia and AMD Holding have agreed to amend the AMD Saxonia Wafer Purchase Agreement to reflect such change in capacity;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, intending to be legally bound hereby, AMD Holding and AMD Saxonia agree as follows:

                                   ARTICLE I
                                  Definitions

SECTION 1.1 Definitions. Capitalized terms not otherwise defined in this Amendment are used with the definitions assigned to them in the AMD Saxonia Wafer Purchase Agreement.

SECTION 1.2 Construction. In this Amendment, unless the context requires otherwise, references to Sections and Exhibits are to Sections and Exhibits of the AMD Saxonia Wafer Purchase Agreement. Section headings are inserted for reference only and shall be ignored in construing this Amendment.

                                   ARTICLE II
                                   Amendments

SECTION 2.1 Amendment to Definitions. Section 1.01 (20) of the AMD Saxonia Wafer Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

    "(20) "ANTICIPATED CAPACITY" means,

          (i) with respect to the Fiscal Year 2000, a capacity level of 104,000 Wafers per annum;

          (ii) with respect to the Fiscal Year 2001, a capacity level of 215,000 Wafers per annum; and

          (iii) with respect to any Fiscal Year thereafter, a capacity level of 250,000 Wafers per annum;

     provided that in the event the Completion Date takes place other than on
     --------
     the first day of a Fiscal Year, the respective amount shall be reduced proportionately according to the actual number of days during such 4 Quarter Period.

     In the event that the capacity level at the Plant is changed in accordance with the Approved Project Budget as defined in the Sponsors' Support Agreement, the parties hereto shall meet and in good faith adjust the Anticipated Capacity, if necessary to reflect such change, which shall have effect from the date such change is made under the Sponsors' Support Agreement."

SECTION 2.2 Amendment to Exhibits. The definition of "Anticipated Capacity" in each of Footnote 1 in Exhibit I and Footnote 1 in Exhibit II to the AMD Saxonia Wafer Purchase Agreement is hereby amended by, in each case, deleting it in its entirety and replacing it with the following:

     " `ANTICIPATED CAPACITY' means,

        (i) a capacity level of 104,000 Wafers per annum with respect to the Fiscal Year 2000;

       (ii) a capacity level of 215,000 Wafers per annum with respect to the Fiscal Year 2001; and

       (iii) a capacity level of 250,000 Wafers per annum with respect to each Fiscal Year thereafter."


                                  ARTICLE III
                                 Miscellaneous

SECTION 3.1 Representations and Warranties. Each of AMD Holding and AMD Saxonia, severally and for itself alone, hereby represents and warrants to the other as follows:

(a) Organization; Corporate Power. It is duly incorporated and validly existing under the laws of the jurisdiction of its organization, and has all necessary power and authority to execute and deliver this Amendment and to consummate the transactions contemplated by the AMD Saxonia Wafer Purchase Agreement as amended by this Amendment;

(b) Corporate Authority; No Conflict. The execution and delivery by it of this Amendment, and the performance by it of its obligations under the AMD Saxonia Wafer Purchase Agreement as amended by this Amendment have been duly authorized by all necessary corporate action (including any necessary shareholder action) on its part, and do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, or of its charter or by-laws or (ii) result in a breach of, result in a mandatory prepayment or acceleration of indebtedness evidenced by or secured by, or constitute a default under, any indenture or loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or its properties may be bound, or require the creation or imposition of any encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by it; and

(c) Valid and Binding Obligations. The AMD Saxonia Wafer Purchase Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and, as to enforceability, by general equitable principles.

SECTION 3.2    Miscellaneous.

(a) This Amendment is limited as specified and, except as specifically set forth herein, shall not constitute a modification, amendment or waiver of any other provision of the

     AMD Saxonia Wafer Purchase Agreement or any provision of any other Operative Document. Except as specifically amended by this Amendment, the AMD Saxonia Wafer Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b) This Amendment shall be an Operative Document under and for purposes of the Sponsors' Support Agreement.

(c) This Amendment shall be governed by, and shall be construed in accordance with, the internal laws of the State of California, without regard to its conflicts of laws principles.

(d) This Amendment is in the English language, which language shall be controlling in all respects.

(e) This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties set out below has caused this Amendment to be duly executed and delivered by its respective officer or agent thereunto duly authorized as of the date first above written.

                              AMD SAXONY MANUFACTURING GMBH


                              By: /s/ Marvin D. Burkett
                                 _______________________________
                              Its:
                                  ______________________________


                              AMD SAXONY HOLDING GMBH


                              By: /s/ Marvin D. Burkett
                                  ______________________________
                              Its:
                                  ______________________________